SUMMARY PROSPECTUS

OCTOBER 1, 2019

VALIC COMPANY I ASSET ALLOCATION FUND

(TICKER: VCAAX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated October 1, 2019, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.valic.com/onlineprospectus. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to VALICClientCommunicationsRequest@valic.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

The following disclosure does not apply to investors who own fund shares beneficially through a variable insurance contract. Each applicable insurance company will provide information regarding delivery of fund shareholder reports to its contract owners.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Registrant’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Registrant. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant or VALIC Retirement Services Company (VRSCO), as your retirement plan recordkeeper, electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.

You may elect to receive all future reports in paper free of charge. You can inform the Registrant or VRSCO that you wish to continue receiving paper copies of your shareholder reports by contacting 1-866-345-5954 or visiting FundReports.com and providing the 20-digit unique ID located above or below your mailing address. Your election to receive reports in paper will apply to all funds held within your employer-sponsored retirement plan account with VRSCO.

Investment Objective

The Fund seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses[1]	0.81%
1

The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund (0.76%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

FUND SUMMARY: ASSET ALLOCATION FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The Subadviser buys and sells securities for the Fund by changing its investment mix among common stocks, intermediate- and long-term bonds (fixed income securities) and money market securities. As a result, the Fund’s investments may change often. The Fund can invest 100% of its assets in just one of these asset classes. The Subadviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

The Fund may invest up to 40% of its assets in foreign securities. The Fund may use forward foreign currency exchange contracts to hedge against movement in the value of foreign currencies.

Unlike an index fund, which tries to increase the money you invest by matching a specific index’s performance, the Fund tries to perform better than a blend of three market sectors measured by:

•	the S&P 500® Index;
•	the Bloomberg Barclays U.S. Aggregate Bond Index; and
•	Treasury-Bill 3 Month Index.

An asset allocation model is used to help the Subadviser decide how to allocate the Fund’s assets. The model analyzes many factors that affect the performance of securities that comprise certain indexes.

Based on the model, the Subadviser will normally allocate the Fund’s assets approximately according to the following asset classes:

• Common stocks and equity securities	55%
• Intermediate- and long-term bonds	35%
• High quality money market securities	10%

The Fund’s equity assets generally consist of large-cap common stocks. The Fund’s fixed income assets generally consist of investment grade corporate debt securities and U.S. Government securities. A significant portion of the Fund’s U.S. Government securities may be issued or guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”).

The allocation among the three asset classes may differ from the percentages referenced above at the sole discretion of the Subadviser.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Model Risk. The Fund’s asset allocation model may fail to produce the optimal portfolio allocation.

Management Risk. The investment style or strategy used by the Subadviser may fail to produce the intended result. The Subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/ or economic trends and developments affecting industries or the securities market as a whole.

Credit Risk. The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Interest Rate Risk. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

FUND SUMMARY: ASSET ALLOCATION FUND

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Large-Cap Companies Risk. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Liquidity Risk. If the active trading market for certain securities becomes limited or non-existent, it can become more difficult to sell the securities at or near their perceived value. This may cause the value of such securities and the Fund’s share price to fall dramatically.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises, including FNMA and FHLMC, may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Active Trading Risk. High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Risk of Investing in Money Market Securities. An investment in the Fund is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index, a blended index and each of its components. The Blended Index is comprised of 55% S&P 500® Index, 35% Bloomberg Barclays U.S. Aggregate Index and 10% FTSE Treasury Bill 3 Month Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARY: ASSET ALLOCATION FUND

During the 10-year period shown in the bar chart, the highest return for a quarter was 13.14% (quarter ended September 30, 2009) and the lowest return for a quarter was -9.54% (quarter ended September 30, 2011). The year-to-date calendar return as of June 30, 2019 was 9.67%.

Average Annual Total Returns (For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Fund	-9.02%	3.01%	8.10%
Blended Index	-1.94%	5.74%	8.61%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
FTSE Treasury Bill 3 Month Index	1.86%	0.60%	0.35%
S&P 500® Index	-4.38%	8.49%	13.12%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.

The Fund is subadvised by PineBridge Investments LLC.

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since

Michael Kelly, CFA Managing Director, Global Head of Multi- Asset	2002
Jose R. Aragon Senior Vice President and Portfolio Manager, Global Multi-Asset	2008
Robert Vanden Assem, CFA Managing Director and Head of Developed Markets Investment Grade Fixed Income	2002
Kate Faraday Senior Vice President and Portfolio Manager, Equities	2012
Agam Sharma Senior Vice President and Portfolio Manager, Global Multi-Asset	2016

Purchases and Sales of Portfolio Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Funds’ shares.

Tax Information

The Funds will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

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